Common Shares:	6 Months Ended
Jun. 30, 2016
Common Shares: [Abstract]
Common Shares:

Note 11.    Common Shares:

On May 17, 2016, we closed a non-brokered private placement with certain arm's length investors for gross proceeds of $34.3 million (the “Private Placement”). Pursuant to the Private Placement, we issued 8,562,500 Class A common shares at a price of $4.00 per share.

The proceeds will be used for general working capital purposes. No commission or finder's fee was paid in connection with the Private Placement. The shares were offered pursuant to exemptions from the prospectus requirements of applicable securities legislation and are subject to a hold period in Canada of four months and a day from their date of issuance.

During the first quarter of 2016, certain directors, officers, employees and consultants exercised approximately 2.3 million outstanding options that were expiring at exercise price of $1.82. As a result, we received net proceeds from the exercise of approximately $4.1 million.